                                                                   EXHIBIT 10.10


                                 LOAN AGREEMENT

        This Loan Agreement is made and entered into effective as of February 1, 2001 (the "EFFECTIVE DATE") by and among, FormFactor, Inc., a Delaware corporation ("LENDER"), and Stuart Merkadeau (the "BORROWER"). The term "LOAN DOCUMENTS" as used herein means, collectively, this Loan Agreement, the Secured Full Recourse Promissory Note and the Stock Pledge Agreement (each as defined below) executed and delivered pursuant hereto, and any other documents executed or delivered by Borrower pursuant to this Loan Agreement or in connection with the Loan (as defined below).

        WHEREAS, Lender desires to loan a certain sum to Borrower and Borrower wishes to borrow a certain sum from Lender on and subject to the terms and conditions contained in this Loan Agreement;

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Loan Agreement, Lender and Borrower hereby agree as follows:

        1. AMOUNT AND TERMS OF CREDIT.

               1.1 COMMITMENT TO LEND. Subject to all the terms and conditions of this Loan Agreement, and in reliance on the representations, warranties and covenants of Borrower set forth in this Loan Agreement, the Lender agrees to make a loan of funds on the date of the Secured Full Recourse Promissory Note to Borrower on a non-revolving basis in the principal amount of One Hundred Fifty Thousand Dollars (U.S. $150,000.00) (the "LOAN").

               1.2 NOTE. Borrower's indebtedness to Lender under the Loan will be evidenced by a Secured Full Recourse Promissory Note executed by Borrower in the form attached hereto as Exhibit "A" (the "NOTE"). The Note will provide that interest will compound semi-annually on the unpaid principal at a rate equal to five and one hundredths percent (5.01%) per annum.

               1.3 SECURITY. Borrower's indebtedness to Lender under the Loan will be secured by a security interest in any and all shares of capital stock issuable or issued upon each and every exercise of that certain Stock Option Agreement dated as of August 17, 2000, between Lender and Borrower, exerciseable to purchase up to 125,000 shares of Common Stock of Lender (all such shares issuable upon exercise of such options, and all dividends thereon and proceeds thereof, are collectively referred to herein as the "SECURITIES") pursuant to a Stock Pledge Agreement in the form attached hereto as Exhibit "B" (the "PLEDGE AGREEMENT"), executed by Borrower in favor of Lender.

               1.4 PREPAYMENT. Borrower may at any time and from time to time prepay the Loan in whole or in part in amounts of at least Five Thousand Dollars (U.S. $5,000.00). Each prepayment will be applied as follows: (a) first, to the payment of interest accrued on the Loan, and (b) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on the Loan.

        2. CLOSING DATE; DELIVERIES.

               2.1 CLOSING DATE. The closing of the Loan (the "CLOSING") will be held at the Company's offices on the Effective Date, or at such other time and place as Borrower and Lender may mutually agree.

               2.2 DELIVERY BY LENDER OF LOAN. At the Closing, Lender will deliver to the Borrower the amount of the Loan by check, which delivery Borrower agrees shall constitute a full funding of the Loan to Borrower.

               2.3 DELIVERY BY BORROWER OF LOAN DOCUMENTS. At the Closing, Borrower will execute and deliver to Lender the Note and Pledge Agreement and the attached Spouse Consent.

        3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that:

               3.1 TITLE TO SECURITIES. Other than as set forth in the Pledge Agreement, the Securities are free and clear of all liens, encumbrances and security interests.

        4. CONDITIONS PRECEDENT TO LOAN. The obligation of Lender to make the Loan is subject to the satisfaction (or written waiver by Lender) of all the following conditions precedent:

               4.1 REPRESENTATIONS TRUE. All representations and warranties of Borrower contained in this Loan Agreement and in all other Loan Documents will be true, correct and complete in all respects.

               4.2 NOTE AND PLEDGE AGREEMENT. Lender will have received the Note and Pledge Agreement representing the Loan, duly executed by Borrower, and the attached Spouse Consent, duly executed by Borrower's spouse, if any.

        5. OTHER COVENANTS OF BORROWER. Borrower hereby covenants and agrees with Lender as follows:

               5.1 FURTHER ASSURANCES. In addition to the obligations and documents that this Loan Agreement expressly requires Borrower to execute, deliver and perform, Borrower will execute, deliver and perform any and all further acts or documents which Lender may reasonably require in order to carry out the purposes of this Loan Agreement or any of the other Loan Documents.

        6. DEFAULT OF BORROWER.

               6.1 DEFAULT; ACCELERATION. Borrower will be deemed to be in default under the Note, and the outstanding unpaid principal sum of the Note, together with all interest accrued thereon, will immediately become due and payable in full without the need for any further action on the part of Lender
(a) immediately upon termination of the employment of Borrower, for any reason, with Lender or Lender's successor in interest; (b) upon any voluntary or involuntary transfer of any of the Securities or any interest therein, Borrower's sale or other voluntary conveyance of the Securities (except for a transfer to the Lender, or an exchange of the Securities for stock in an acquisition of or a recapitalization, merger or other reorganization by Lender);
(c) upon the filing by or against Borrower of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; provided however, that with respect to an involuntary petition in bankruptcy, Borrower will not be deemed to be in default of the Note unless such involuntary petition has not been dismissed within sixty (60) days after the filing of such petition;
(d) upon the execution by Borrower of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Borrower's assets or property; or (f) upon the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Borrower to perform any obligation under this Note or the Pledge Agreement, or any other breach by the Borrower of this Note or the Pledge Agreement.

               6.2 REMEDIES UPON DEFAULT. Upon any default of Borrower under the Note, Lender will have, in addition to its rights under the Note and the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Borrower and may pursue any legal or equitable remedies that are available to Lender. The rights and remedies of Lender herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

        7. MISCELLANEOUS.

               7.1 SURVIVAL. The representations and warranties of Borrower contained in or made pursuant to this Loan Agreement and all the other Loan Documents will survive the execution and delivery of the Loan Documents.

               7.2 ENTIRE AGREEMENT. This Loan Agreement, the Note, and the Pledge Agreement constitute the entire agreement and understanding among the parties with respect to the subject matter thereof and supersede any prior understandings or agreements of the parties with respect to such subject matter.

               7.3 SUCCESSORS AND ASSIGNS. The terms and conditions of this Loan Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided however, that Borrower may not assign or delegate any of its rights or obligations hereunder or under any other Loan Document or any interest herein or therein without Lender's prior written consent.

               7.4 NO THIRD PARTY BENEFICIARIES; CONSTRUCTION. Nothing in this Loan Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Loan Agreement, except as expressly provided in this Loan Agreement. This Loan Agreement and its exhibits are the result of negotiations between the parties and have been reviewed by each party hereto; accordingly, this Loan Agreement will be deemed to be the product of the parties hereto, and no ambiguity will be construed in favor of or against any party.

               7.5 GOVERNING LAW. This Loan Agreement will be governed by and construed in accordance with the internal laws of the State of California as applied to agreements entered into solely between residents of, and to be performed entirely in, such State, without reference to that body of law relating to conflicts of law or choice of law.

               7.6 COUNTERPARTS. This Loan Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

               7.7 MODIFICATION; WAIVER. This Loan Agreement may be modified or amended only by a writing signed by both parties hereto. No waiver or consent with respect to this Loan Agreement will be binding unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Lender will operate as a waiver or modification of any party's rights under this Loan Agreement or any other Loan Document. No delay or failure on the part of either party in exercising any right or remedy under this Loan Agreement or any other Loan Document will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

               7.8 SEVERABILITY. The invalidity or unenforceability of any term or provision of this Loan Agreement will not affect the validity or enforceability of any other term or provision hereof. In the event of any conflict between the terms of this Loan Agreement and the Note, the terms of the Note will control.

               7.9 ATTORNEY'S FEES. If any party hereto commences or maintains any action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or claimed breach of any term or provision of this Loan Agreement or any other Loan Document, then the prevailing party in said action will be entitled to recover its reasonable attorney's fees and court costs incurred therein.

        IN WITNESS WHEREOF, the parties have duly executed and delivered this Loan Agreement as of the Effective Date.


                                        FORMFACTOR, INC.


    /s/ Stuart Merkadeau                By:    /s/ Igor Khandros
-----------------------------               -----------------------------------
Stuart Merkadeau

                                        Name:    Igor Khandros
                                              ---------------------------------

                                        Title:   CEO
                                               --------------------------------


ATTACHMENTS:

Exhibit A - Secured Full Recourse Promissory Note
Exhibit B - Stock Pledge Agreement
Exhibit C - Spouse Consent



                       [SIGNATURE PAGE TO LOAN AGREEMENT]

                           EXHIBIT A TO LOAN AGREEMENT

                      SECURED FULL RECOURSE PROMISSORY NOTE


$150,000.00                                                     February 1, 2001


        1. Obligation. For value received in the form of a loan in the principal sum of One Hundred Fifty Thousand Dollars ($150,000.00), receipt of which is hereby acknowledged, Stuart Merkadeau (the "BORROWER"), hereby promises to pay on or before the sixth anniversary of the date of this Note, to the order of FormFactor, Inc., a Delaware corporation (the "LENDER"), at the Lender's principal place of business at 5666 La Ribera Street, Livermore, CA 94550, or at such other place as the Lender may direct, the principal sum of One Hundred Fifty Thousand Dollars (U.S. $150,000.00), together with interest compounded semi-annually on the unpaid principal at the rate of five and one hundredths (5.01%) per annum which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986.

        2. Sale of Securities; Prepayments; Tender and Application of Payments. Borrower agrees that the proceeds from any sale, assignment, transfer or pledge of any of the Securities, or any other securities of Lender hereafter acquired by Borrower, will be paid promptly thereafter to the Company to be applied to Borrower's obligation under this Note. Prepayment of principal and/or interest due under this Note may be made at any time, without penalty, in amounts of at least Five Thousand Dollars (U.S. $5,000.00). Unless otherwise agreed to in writing by the holder hereof, all payments and prepayments will be made in lawful tender of the United States and will first be applied to the payment of accrued interest and the remaining balance of such payment, if any, will then be applied to the payment of principal.

        3. Default; Acceleration. The Borrower will be deemed to be in default under this Note, and the outstanding unpaid principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full without the need for any further action on the part of the holder hereof:
(a) immediately upon termination of the employment of Borrower, for any reason, with the Lender or the Lender's successor in interest; (b) upon any voluntary or involuntary transfer of any of the Securities (as defined below in Section 5) or any interest therein, Borrower's sale or other voluntary conveyance of the Securities (except for a transfer to the Lender, or an exchange of the Securities for stock in an acquisition of or recapitalization, merger or other reorganization by Lender); (c) upon the filing by or against the Borrower of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; provided however, that with respect to an involuntary petition in bankruptcy, the Borrower will not be deemed to be in default of this Note unless such involuntary petition has not been dismissed within sixty (60) days after the filing of such petition; (d) upon the execution by the Borrower of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of the Borrower's assets or property; (e) upon Borrower's failure to make any payment when due under this Note; or (f) upon the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Borrower to perform any obligation under this Note or the Pledge Agreement, or any other breach by the Borrower of this Note or the Pledge Agreement.

        4. Remedies Upon Default. Upon any default of the Borrower under this Note, the Lender will have, in addition to its rights under this Note and the Pledge Agreement referred to in Section 5 below, full recourse against any real, personal, tangible or intangible assets of the Borrower, and may pursue any legal or equitable remedies that are available to it. Without limiting the foregoing sentence, upon any default of the Borrower under this Note, the Lender may set off against all wages, vacation pay and other amounts due or to be due by Lender to Borrower against amounts due under this Note. The rights and remedies of the holder herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

        5. Security. Payment of this Note is secured by any and all shares of capital stock issuable or issued upon each and every exercise of that certain Stock Option Agreement dated as of August 17, 2000, between Lender and Borrower, exerciseable to purchase up to 125,000 shares of Common Stock of Lender (all such shares issuable upon exercise of such options, and all dividends thereon and proceeds thereof, are collectively referred to herein as the "SECURITIES") pursuant to a Stock Pledge Agreement executed by the Borrower in favor of Lender (the "PLEDGE AGREEMENT").

        6. Waiver and Amendment. Any provision of this Note may be amended or modified only by a writing signed by both the Lender hereof and the Borrower. No waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between the Lender and the Borrower will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

        7. Definitions. Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Loan Agreement of even date herewith delivered by Borrower to Lender (the "LOAN AGREEMENT").

        8. Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of California as applied to agreements entered into solely between residents of, and to be performed entirely in, such State, without reference to that body of law relating to conflicts of law or choice of law.

        9. Waivers. The Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

        10. Attorney's Fees. The Borrower agrees to pay reasonable expenses and costs of the Lender hereof in enforcing and collecting this Note, including without limitation attorney's fees and court costs, whether or not a lawsuit is brought and whether or not any such suit is prosecuted to judgment.

        11. Successors and Assigns. The provisions of this Note will inure to the benefit of, and be binding on, each party's respective heirs, successors and assigns. The Borrower acknowledges that he may not assign or delegate any of his obligations under this Note without prior written consent of the Lender hereof.

        12. Severability. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. In the event of any conflict between the terms of this Note and the Loan Agreement, the terms of this Note will control.

               IN WITNESS WHEREOF, Borrower has executed this Note as of February 1, 2001.



    /s/ Stuart Merkadeau
--------------------------------
Stuart Merkadeau

                           EXHIBIT B TO LOAN AGREEMENT


                             STOCK PLEDGE AGREEMENT


        This Pledge Agreement is made and entered into as of February 1, 2001 between FormFactor, Inc., a Delaware corporation (the "COMPANY"), and Stuart Merkadeau ("PLEDGOR"). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Secured Full Recourse Promissory Note of even date herewith delivered by Pledgor to the Company (the "NOTE").

                                 R E C I T A L S

               A. In exchange for delivery of the Note to the Company, the Company has loaned Pledgor One Hundred Fifty Thousand Dollars ($150,000.00) pursuant to the terms of the Note.

               B. Pledgor has agreed that repayment of the Note will be secured by the pledge of any and all shares of capital stock issuable or issued upon each and every exercise of that certain Stock Option Agreement dated as of August 17, 2000, between Company and Pledgor, exerciseable to purchase up to 125,000 shares of Common Stock of Company (such options are referred to herein as the "OPTIONS" and such shares issuable upon exercise of the Options are collectively referred to herein as the "SECURITIES").

               NOW, THEREFORE, the parties agree as follows:

               1. CREATION OF SECURITY INTEREST. Pursuant to the provisions of the California Uniform Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in (a) the Securities, (b) all Dividends (as defined in Section 5), and (c) all proceeds of the Options, the Securities and all Dividends, to secure payment of the Note and performance of all Pledgor's obligations under this Pledge Agreement. Pledgor herewith agrees to deliver, upon each and every exercise of any Option, the stock certificate issued representing all Securities issued upon each such exercise (each such stock certificate, a "CERTIFICATE") to the Secretary of the Company or other designee of the Company (the "ESCROW HOLDER"), who is hereby appointed to hold all such Certificates in escrow and to take all actions and to effectuate all such transfers and/or releases of such Securities as are in accordance with the terms of the Loan Documents. Pledgor and the Company agree that the Escrow Holder will not be liable to any party to this Pledge Agreement (or to any other party) for any actions or omissions unless the Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under the Loan Documents. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by the Loan Documents. Immediately upon each exercise of any Option, the Certificate representing the Securities issued upon such exercise shall, with no further action by Pledgor, be delivered to Escrow Holder, and Pledgor agrees to concurrently therewith execute a stock power covering such Certificate, in the form attached hereto as Exhibit 1 (with the date and number of shares left blank), and to cause Pledgor's spouse (if any) to execute such stock power, and to deliver such stock power to the Escrow Holder. For purposes of this Pledge Agreement, the Securities, all Dividends and all proceeds of the Options, the Securities and all Dividends will hereinafter collectively be referred to as the "COLLATERAL."

               2. REPRESENTATIONS, WARRANTIES AND COVENANTS RE COLLATERAL. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement. Pledgor further agrees that, until all sums due under the Note have been paid in full and all Purchaser's obligations under this Pledge Agreement have been performed, Purchaser will not, without the Company's prior written consent, (a) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Options or the Collateral, (b) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Options or the Collateral, or (c) suffer or permit to continue upon any of the Options or the Collateral during the term of this Pledge Agreement, any attachment, levy, execution or statutory lien.

               3. RIGHTS ON DEFAULT. Upon the occurrence of an event of default under Section 3 of the Note (an "EVENT OF DEFAULT"), the Company will have full power to sell, assign and deliver or otherwise dispose of the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all of the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Uniform Commercial Code. Pledgor shall, at the Company's request, cooperate with the Company in connection with the disposition of any and all of the Collateral and shall execute and deliver any documents which the Company shall reasonably request to permit disposition of the Collateral.

               4. ADDITIONAL REMEDIES. The rights and remedies granted to the Company herein upon an Event of Default will be in addition to all the rights, powers and remedies of the Company under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorney's fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

               5. DIVIDENDS; VOTING. All dividends hereinafter declared on or payable with respect to any of the Collateral during the term of this Pledge Agreement (the "DIVIDENDS") shall be retained by the Company hereunder, provided, however, that so long no Event of Default has occurred, all Dividends paid on account of the Securities in cash shall be paid directly to the Pledgor. Nothing in this Pledge Agreement shall affect Pledgor's voting rights in any securities of the Company owned by the Pledgor.

               6. ADJUSTMENTS. In the event that during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral (each "ADDITIONAL SECURITIES"), then all new, substituted and/or Additional Securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will, if delivered to the Pledgor, be immediately surrendered to the Company or otherwise will be retained by the Company to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

               7. RIGHTS UNDER PURCHASE AGREEMENT; SETOFF. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under any agreements executed by Pledgor in connection with Pledgor's purchase of the Securities (each, a "PURCHASE AGREEMENT"), if any, will continue for the periods and on the terms and conditions specified in the respective Purchase Agreement, whether or not the Note has been paid during such period of time, and that to the extent that the Note is not paid during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

               8. REDELIVERY OF COLLATERAL; NO RELEASE FOR PARTIAL PAYMENT.

                      (a) Until all obligations of Pledgor under the Note and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement.

                      (b) Upon performance of all Pledgor's obligations under the Note and this Pledge Agreement, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate; provided, however, that all rights of the Company to retain possession of any of the Collateral pursuant to each Purchase Agreement will survive termination of this Pledge Agreement.

               9. FURTHER ASSURANCES. Pledgor shall, at the Company's request, execute and deliver such further documents and take such further actions as the Company shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof.

               10. SUCCESSORS AND ASSIGNS. This Pledge Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

               11. GOVERNING LAW; SEVERABILITY. This Pledge Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

               12. MODIFICATION; ENTIRE AGREEMENT. This Pledge Agreement will not be amended without the written consent of both parties hereto. This Pledge Agreement together with the Note constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings related to such subject matter.

               13. ADVERSE EFFECT UPON ISO STATUS. Pledgor hereby acknowledges that the enforcement by the Company of its rights herein may result in Pledgor losing the benefit of any of the Options otherwise qualifying as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. PLEDGOR SHOULD CONSULT A TAX ADVISER BEFORE ENTERING INTO THIS AGREEMENT.

               IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.

FORMFACTOR, INC.

By:     /s/ Igor Khandros                  /s/ Stuart Merkadeau
    -------------------------           ----------------------------------
                                        Stuart Merkadeau

    Igor Khandros
-----------------------------
(Please print name)

    CEO
-----------------------------
(Please print title)


                   [SIGNATURE PAGE TO STOCK PLEDGE AGREEMENT]

                       EXHIBIT 1 TO STOCK PLEDGE AGREEMENT


                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE


        FOR VALUE RECEIVED and pursuant to that certain Loan Agreement dated as of February 1, 2001 (the "LOAN AGREEMENT"), the Borrower hereby sells, assigns and transfers unto , ________ shares of the Common Stock of FormFactor, Inc., a Delaware corporation (the "COMPANY"), standing in the Borrower's name on the books of the Company represented by Certificate Number ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the Borrower's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE LOAN AGREEMENT AND ANY EXHIBITS THERETO.


Dated: ________________, 20__           BORROWER:


                                             /s/ Stuart Merkadeau
                                        ---------------------------------------
                                        (Signature)

                                             Stuart Merkadeau
                                        ---------------------------------------
                                        (Please Print Name)


                                             /s/ Lisa A. Merkadeau
                                        ---------------------------------------
                                        (Spouse's Signature, if any)

                                             Lisa A. Merkadeau
                                        ---------------------------------------
                                        (Please Print Spouse's Name)

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon a default under Borrower's Note without requiring additional signatures on the part of Borrower or Borrower's Spouse.

                           EXHIBIT C TO LOAN AGREEMENT


                                 SPOUSE CONSENT


        The undersigned spouse of Stuart Merkadeau (the "PLEDGOR") has read, understands, and hereby approves the Loan Agreement dated as of February 1, 2001 between Pledgor and FormFactor, Inc., a Delaware corporation (the "COMPANY"), the Secured Full Recourse Promissory Note dated February 1, 2001 issued by Pledgor to the Company and the Stock Pledge Agreement dated February 1, 2001, by and between Pledgor and the Company (respectively, the "LOAN AGREEMENT", "NOTE" and "PLEDGE AGREEMENT"). In consideration of the Company's granting my spouse the right to borrow the Principal as set forth in the Note, the undersigned hereby agrees to be irrevocably bound by the Loan Agreement, the Note and the Pledge Agreement and further agrees that any community property interest I may have in the Collateral (described in the above-referenced Pledge Agreement) shall similarly be bound by the Loan Agreement, the Note and the Pledge Agreement. The undersigned hereby appoints Pledgor as my attorney-in-fact with respect to any amendment or exercise of any rights under the Loan Agreement, the Note and the Pledge Agreement.


Date:   1 February 2001
      ------------------------
                                                 /s/ Lisa A. Merkadeau
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                                              Print Name of Pledgor's Spouse


                                                 Lisa A. Merkadeau
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                                              Signature of Pledgor's Spouse


                                   Address:
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